UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

AT&T Inc.

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I IMPORTANT ANNUAL MEETING INFORMATIONIMPORTANT ANNUAL MEETING INFORMATION Vote by Internet Go to www.envisionreports.com/att Or scan the QR code with your smartphone Follow the steps outlined on the secure website Annual Meeting Notice and Admission Ticket Annual Meeting Notice and Admission Ticket Under Securities and Exchange Commission rules, proxy materials for the annual meeting are now available on the Internet.§ Under Securities and Exchange Commission rules, proxy materials for the annual meeting are now available on the Internet. When you go online, you can view the proxy materials, cast your vote, and request a paper or e-mail copy of the proxy materials. S: When you go online, you can view the proxy materials, cast your vote, and request a paper or e-mail copy of the proxy materials. The items to be voted on and location of the annual meeting are shown on the reverse side. Your vote is important! The items to be voted on and location of the annual meeting are shown on the reverse side. Your vote is important! Important Notice Regarding the Availability of Proxy Materials for the Important Notice Regarding the Availability of Proxy Materials for the AT&T Inc. Stockholder Meeting to be Held on Friday, April 25, 2014 AT&T Inc. Stockholder Meeting to be Held on Friday, April 25, 2014 This communication presents only an overview of the more complete proxy materials that are available to you on the This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. before voting. The proxy statement and annual report to stockholders are available at www.envisionreports.com/att. The proxy statement and annual report to stockholders are available at www.envisionreports.com/att. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 11,2014, requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 11,2014, to facilitate timely delivery. to facilitate timely delivery. www.envisionreports.com/att www.envisionreports.com/att Easy Online Access — A Convenient Way to View Proxy Materials and Vote |i i| Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. I I When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/att to view the proxy statement, which contains details of the Step 1: Go to www.envisionreports.com/att to view the proxy statement, which contains details of the proposals to be voted on, and the annual report. proposals to be voted on, and the annual report. Step 2: Click the Vote or Request Materials Section. Step 2: Click the Vote or Request Materials Section. Step 3: Follow the instructions on the screen to log in. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and Vote. Step 4: Make your selection as instructed on each screen to select delivery preferences and Vote. + 002CS40122 01RXIC

002CS40122 01RXIC Annual Meeting Notice and Admission Ticket Annual Meeting Notice and Admission Ticket AT&T Inc.‘s Annual Meeting will be held on Friday, April 25,2014, at Rivermill Event Centre, River View Room, AT&T Inc.‘s Annual Meeting will be held on Friday, April 25,2014, at Rivermill Event Centre, River View Room, 37151st Avenue, Columbus, Georgia 31904, at 9:00 a.m. local time. Holders of AT&T Inc. common stock of record at 37151st Avenue, Columbus, Georgia 31904, at 9:00 a.m. local time. Holders of AT&T Inc. common stock of record at the close of business on February 26,2014, are entitled to vote at the meeting and any adjournment of the meeting. the close of business on February 26,2014, are entitled to vote at the meeting and any adjournment of the meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR Items 1-4: The Board of Directors recommends that you vote FOR Items14:1. Election of 13 Directors. 1. Election of 13 Directors. 2. Ratification of appointment of independent auditors. 2. Ratification of appointment of independent auditors. 3. Advisory approval of executive compensation. 3. Advisory approval of executive compensation. 4. Approve Severance Policy. 4. Approve Severance Policy. The Board of Directors recommends that you vote AGAINST the following proposals: The Board of Directors recommends that you vote AGAINST the following proposals: 5. Political report. 5. Political report. 6. Lobbying report. 6. Lobbying report. 7. Written consent. 7. Written consent. Stockholders may also vote on such other matters as may properly come before the meeting. Stockholders may also vote on such other matters as may properly come before the meeting. Note: This is not a proxy. To vote your shares you must vote online or by telephone or request a set of proxy materials to receive a proxy card. Note: This is not a proxy. To vote your shares you must vote online or by telephone or request a set of proxy materials to receive a proxy card. If you wish to attend the meeting and vote in person, please bring this notice and photo identification with you. If you wishto attend the meeting and vote in person, please bring this notice and photo identification with you. Directions to the AT&T Inc.Directions to the AT&T Inc. 2014 Annual Meetingporter 2014 Annual Meeting Doors open at 8:00 a.m. local time Y (§5) Doors open at 8:0° am’ local time Meeting begins at 9:00 a.m. local Meeting begins at 9:00 a.m. local time Columbus, Georgia 31904 Complimentary parking is available Complimentary parking is available as indicated on the map. as indicated on the map. The meeting will be held The meeting will be held in > the River View Room the River View Room. a 38th St 38th St (85)(85) Here’s how to order a paper or e-mail copy of the proxy materials: & Here’s how to order a paper or e-mail copy of the proxy materials: PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Telephone—Call us free of charge at 1-866-6414276 in the US, Canada or Puerto Rico using a touch-tone phone and follow Telephone—Call us free of charge at 1-866-6414276 in the US, Canada or Puerto Rico using a touch-tone phone and follow the instructions to log in and order a set of proxy materials. the instructions to log in and order a set of proxy materials. -Internet—Go to www.envisionreports.com/att. Follow the instructions to log in and order a set of proxy materials. Internet—Go to www.envisionreports.com/att. Follow the instructions to log in and order a set of proxy materials. E-mail—Send an e-mail message to investorvote@computershare.com with “Proxy Materials Order” in the subject line and, in E-mail—Send an e-mail message to investorvote@computershare.com with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the number in the shaded bar on the reverse side. the body of the message, your full name and address and the number in the shaded bar on the reverse side. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 11, 2014.To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 11, 2014. 01RXIC 01RXIC